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                                                                    EXHIBIT 10.8



THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M. NEW YORK TIME, JULY 22, 2003

NO. W-                                                           12,500 Warrants
    ---------------------

                               WARRANT CERTIFICATE

This Warrant Certificate certifies that ROBERT W. WIEN, or registered assigns, is the registered holder of 12,500 Warrants to purchase initially at any time from July 22, 1998 until 5:30 p.m. New York time on July 22, 2003 (the "Expiration Date"), up to 12,500 fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.375 per share of Common Stock; upon surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of July 22, 1998 between the Company and Josephthal & Co. Inc. (the "Warrant Agreement"). Payment of the applicable Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

     No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the then applicable Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the then applicable Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.


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     Upon due presentment for registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) as the absolute owner(s) of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated as of July 22, 1998


[SEAL]                                  UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                             By:
                                                 -------------------------------
                                                 Name:  Arvin Scott
                                                 Title: President

Attest:


-------------------------------
     Secretary


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                              [FORM OF ASSIGNMENT]


(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


FOR VALUE RECEIVED _________________________________________ here sells, assigns and transfer unto

________________________________________________________________________________

________________________________________________________________________________

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does not hereby irrevocably constitute and appoint ________________________, as attorney-in-fact, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:


                                          Signature:
                                                     ---------------------------

(Signature must conform in all respects to name of holder as specified on the fact of the Warrant Certificate.)



--------------------------------------------------------------
(Insert Social Security or other Identifying Number of Holder)